                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              JG INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2).
[_]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:


     ---------------------------------------------------------------------------

     (5) Total fee paid:

     ---------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:

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

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                              JG INDUSTRIES, INC.
                               5630 WEST BELMONT
                            CHICAGO, ILLINOIS 60634

To the Shareholders of JG Industries, Inc.:

  Notice is hereby given that the Annual Meeting of Shareholders of JG Industries, Inc., an Illinois corporation (the "Company"), will be held at the principal office of the Company, 5630 West Belmont, Chicago, Illinois on Tuesday, July 28, 1998 at 10:00 a.m., for the following purposes:

  Proposal 1: To elect seven persons to the Board of Directors;

  Proposal 2: To approve the appointment by the Board of Directors of Coopers
            & Lybrand L.L.P. as auditors for the Company;

And to transact such other business as may properly come before the meeting.

  Shareholders are cordially invited to attend the meeting in person. Whether or not you presently intend to attend the Annual Meeting in person, the Board of Directors asks you to complete, date and sign the enclosed proxy and return it promptly by mail in the envelope provided.

  Only shareholders of record on the books of the Company at the close of business on June 19, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder for any purpose germane to the meeting during ordinary business hours from July 20 through July 28 at the offices of the Company.

  Accompanying this notice is a proxy statement, a form of proxy and a copy of our annual report on Form 10-K, as filed with the Securities and Exchange Commission.

                                          By order of the Board of Directors.

                                          Evelyn P. Egan
                                          Secretary

July 8, 1998

                              JG INDUSTRIES, INC.
                               5630 WEST BELMONT
                            CHICAGO, ILLINOIS 60634

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                 INTRODUCTION

  The enclosed proxy is solicited by and on behalf of the Board of Directors of JG Industries, Inc. (the "Company"), to be used at the Annual Meeting of Shareholders to be held at the principal office of the Company, 5630 West Belmont, Chicago, Illinois on Tuesday, July 28, 1998 at 10:00 a.m., and at any adjournments thereof. All shares represented by proxies will be voted at the meeting in accordance with the specifications marked thereon or, if no specifications are made, proxies will be voted in favor of all matters for which proxies have been solicited. Any shareholder giving a proxy may revoke it at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of the Company, by submitting a later dated proxy or by attending the meeting and voting in person. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about July 8, 1998.

                             VOTING AT THE MEETING

  The Board of Directors has fixed June 19, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The Corporation has two classes of capital stock outstanding: common stock, no par value (the "Common Stock"), and Series B convertible preferred stock, no par value (the "Series B Preferred Stock"). Pursuant to the Statement of Resolution Establishing Series setting forth the voting rights of the Series B Preferred Stock, the holders of such stock have the right to vote with the holders of the Common Stock on each matter submitted to a vote of the Company's shareholders as a single class. Each share of Series B Preferred Stock shall have the number of votes as specified in the succeeding paragraph.

  As of June 19, 1998, there were 1,060,670 shares of the Company's Common Stock outstanding and 1,500 shares of the Company's Series B Preferred Stock issued and outstanding. The holders of outstanding shares of Common Stock are entitled to one vote per share on any question voted on at the meeting. The holders of Series B Preferred Stock are entitled to vote with the holders of Common Stock on any question voted on at the meeting, with each share of Series B Preferred Stock having the number of votes equal to the number of shares of Common Stock into which one share of Series B Preferred Stock may be converted. Currently, each share of Series B Preferred Stock is entitled to
444.44 votes. The By-Laws of the Company provide for cumulative voting for directors; accordingly, every shareholder shall have the right to vote, in person or by proxy, the number of shares of Common Stock (on an as-converted basis) owned by such shareholder for as many persons as there are directors to be elected, or to accumulate said votes and give one candidate as many votes as the number of directors multiplied by the number of owned shares of Common Stock (on an as-converted basis) shall equal, or to distribute them on the same principle among as many candidates as such shareholder shall desire. Discretionary authority for the proxy holders to cumulatively vote shares represented by the proxies is being solicited.

  The presence in person or by proxy of the holders of a majority of the Company's outstanding shares of Common Stock (on an as-converted basis) will constitute a quorum. Abstentions and broker non-votes are counted for determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as votes against a proposal in tabulating the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The affirmative vote of a majority of the shares of Common Stock (on an as-converted basis), voting together as a single class, represented at the meeting in person or by proxy will be necessary for the taking of all actions at the meeting, other than for the election of directors, in which the seven directors receiving the most votes under the cumulative voting process described above shall be elected to the Board of Directors of the Company.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

  The following table sets forth certain information, as of June 19, 1998 regarding the beneficial ownership of the Company's Common Stock (on an as-converted basis) by (i) all persons who owned of record or, to the knowledge of the Company, beneficially, 5% or more of the outstanding shares of Common Stock (on an as-converted basis), (ii) each director and nominee for director,
(iii) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table on page 4, and (iv) all directors and executive officers as a group.

                                                  NUMBER OF
                                                    SHARES           APPROXIMATE
                                                 BENEFICIALLY        PERCENTAGE
      NAME OF BENEFICIAL OWNER                      OWNED             OF CLASS
      ------------------------                   ------------        -----------
      Sheldon Collen(1).........................     5,333(6)             **
      Sheldon Harris(1).........................   301,156(5)(6)(7)     15.9
      Lionel Goldblatt(1)(2)....................    60,829(3)            3.2
      William Hellman(1)(2).....................   357,920(4)(7)        18.9
      Philip Rootberg(1)(2).....................   251,461(5)(6)(7)     13.2
      Wallace W. Schroeder(1)...................     5,333(6)             **
      Clarence Farrar(1)(2).....................    15,575(8)             **
                                                   -------              ----
      All directors, nominees and executive
       officers as a group (seven persons)......   997,607(9)           52.5
                                                   =======              ====

--------
(1) Director. Mr. Harris and Mr. Goldblatt are brothers-in-law.
(2) Executive Officer.
(3) Includes 8,333 shares issuable upon exercise of currently exercisable employee stock options.
(4) Includes 66,667 shares issuable upon exercise of currently exercisable employee stock options.
(5) With respect to Mr. Harris, includes (i) 25,780 shares of Common Stock held by Mr. Harris and (ii) 48,154 shares held in trust for the benefit of members of Mr. Harris' family, for which Mr. Harris disclaims beneficial ownership. With respect to Mr. Rootberg, includes (i) 18,739 shares of Common Stock owned by Mr. Rootberg and (ii) 5,500 shares representing Mr. Rootberg's proportionate holdings from a partnership in which Mr. Rootberg holds a 50% interest.
(6) Includes 5,000 shares issuable upon exercise of currently exercisable employee stock options.
(7) For each of Mr. Harris, Mr. Hellman and Mr. Rootberg, the table above includes 222,222 of the 666,666 shares of Common Stock into which the 1,500 shares of Series B Preferred Stock held pursuant to a Shareholders Agreement dated December 13, 1996 (the "Shareholders Agreement"), for which Messrs. Harris, Hellman and Rootberg are trustees, are convertible. Messrs. Hellman, Rootberg and Harris each disclaims beneficial ownership of 444,444 of the shares of Common Stock into which the shares of Series B Preferred Stock held pursuant to the Shareholders Agreement are convertible.
(8) Includes 10,667 shares issuable upon exercise of currently exercisable employee stock options.
(9) Includes 105,667 shares issuable upon exercise of currently exercisable employee stock options.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain information regarding compensation paid or accrued with respect to fiscal 1998, 1997 and 1996 by the Company and its subsidiaries to the Chief Executive Officer and each of the other highest compensated executive officers whose aggregate compensation for fiscal 1998 exceeded $100,000 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                    SECURITIES
                                                       ALL OTHER    UNDERLYING
                                     SALARY     BONUS COMPENSATION OPTIONS/SARS
NAME AND PRINCIPAL POSITION    YEAR   ($)        ($)     ($)(1)        (#)
---------------------------    ---- --------    ----- ------------ ------------
William Hellman(2)............ 1998 $200,000     $ 0     $1,113
 Chairman and Chief            1997  340,000       0      1,030       50,000
 Executive Officer of          1996  340,000       0        724
 the Company and
 President of Goldblatt's
Lionel Goldblatt(3)........... 1998 $125,000     $ 0     $1,360
 Vice President of the         1997  140,333       0        883
 Company and Chairman          1996  143,269       0      1,048
 of the Board of Goldblatt's
Clarence Farrar(4)............ 1998 $140,000       0     $2,845
 President and Chief           1997  180,000       0      1,570        8,000
 Operating Officer of the      1996  212,768(5)    0      1,048
 Company, and Vice
 President of Goldblatt's

--------
(1) The amounts shown represent Company contributions to the account of the named executive officer pursuant to the Company's 401(k) plan, the cost of group term life insurance and reimbursement for medical expenses in excess of that allowable to other employees pursuant to an executive officer health insurance plan.
(2) Mr. Hellman has entered into an Amended and Restated Employment Agreement with the Company, effective as of June 1, 1983 and as subsequently amended ("Employment Agreement"), providing for his employment as the President and Chief Executive Officer of the Company and as Chairman of the Executive Committee to serve through August 31, 1998. Pursuant to the Employment Agreement as amended, Mr. Hellman reduced his base salary from $340,000 to $200,000 per year. Effective February 1, 1998, the Employment Agreement was amended to increase his base salary to $250,000 per year, such salary payable in accordance with the Company's remuneration policy respecting executives. In addition, under the terms of his Employment Agreement, Mr. Hellman receives a bonus equal to 5% of the pre-tax profit of Goldblatt's Department Stores, Inc. ("Goldblatt's"), as adjusted for certain items, and reimbursement for business expenses of up to $3,500 per month. Mr. Hellman has also entered into a Consulting Agreement pursuant to which he has agreed to provide certain services to the Company following the termination of his employment, and he (or his estate) will be paid $223,000 per year for ten years. The obligations of the Company, pursuant to the Consulting Agreement, are secured by an annuity which has been purchased by the Company, pursuant to a Pledge and Security Agreement dated as of January 25, 1991. Mr. Hellman did not renew his contract; therefore, the Consulting Agreement goes into effect in August, 1998.
(3) Mr. Goldblatt has entered into an Employment Agreement with the Company, effective as of June 1, 1983 and as subsequently amended, providing for his employment as a Vice President of the Company and as Chairman of Goldblatt's through January 31, 2000. Pursuant to the Employment Agreement, Mr. Goldblatt has agreed to a reduction in base salary from $140,000 to $125,000 per year. Pursuant to the Employment Agreement, payment of base salary and other employee benefits will continue, as payment of severance compensation, for a period of six months upon expiration of the Employment Agreement or termination thereof prior to expiration in certain events. Mr. Goldblatt participates in the Goldblatt's Incentive Pool for officers.

(4) Mr. Farrar has entered into an Employment Agreement with the Company, dated as of November 30, 1990 and as subsequently amended, providing for his employment as President and Chief Operating Officer until January 31, 2000. Pursuant to the Employment Agreement, Mr. Farrar has agreed to a reduction in base salary from $180,000 to $140,000 per year. Pursuant to the Employment Agreement, payment of base salary and other employment benefits will continue, as severance compensation, for a period of six months upon expiration of the Employment Agreement or termination thereof prior to expiration in certain events. Mr. Farrar participates in the Goldblatt's Incentive Pool for officers.
(5) Includes $34,500 paid to Mr. Farrar by Huffman Koos, Inc. ("HKI") in consideration for cancellation of an option to purchase shares.

                              STOCK OPTION PLANS

  The Company's 1983 Stock Option and Stock Appreciation Rights Plan, as amended and restated (the "1983 Plan"), authorizes the issuance to salaried officers and other key employees of incentive stock options, non-incentive stock options and stock appreciation rights to acquire a maximum of 9,000 shares of the Company's Common Stock (subject to adjustment as provided in the 1983 Plan). As of June 19, 1998, 7,833 shares of the Company's Common Stock were subject to outstanding options, and there were six participants under the 1983 Plan. The average per share exercise price of all such options was $1.50. As of June 19, 1998, 1,167 shares remained available for grants.

  The Company's 1988 Stock Option Plan, as amended and restated (the "1988 Plan"), approved by the shareholders at the annual meeting on June 14, 1988, and amended by the shareholders at the annual meeting on July 20, 1993, and at the annual meeting on December 12, 1996, and at the annual meeting on June 9, 1997, authorizes the issuance of 306,666 shares of the Company's Common Stock to salaried officers and other key employees of the Company and its subsidiaries. As of June 19, 1998, 155,334 shares of the Company's Common Stock were subject to outstanding options, and there were 34 participants under the 1988 Plan. The average per share exercise price of all such options was $1.45. As of June 19, 1998, 148,666 shares under the 1988 Plan remained available for grants.

  The following table provides certain information concerning the grant of stock options under the Company's 1983 and 1988 Stock Option Plans during the fiscal year ended January 31, 1998 by each of the named Directors:

                         OPTION GRANTS IN FISCAL 1998


                                                                       POTENTIAL REALIZABLE
                                                                         VALUE AT ASSUMED
                                                                         ANNUAL RATES OF
                                                                           STOCK PRICE
                                                                         APPRECIATION FOR
                          INDIVIDUAL GRANTS                               OPTION TERM(1)
---------------------------------------------------------------------- --------------------
                                       % OF TOTAL
                                      OPTIONS/SARS
                          NUMBER OF    GRANTED TO
                          SECURITIES   EMPLOYEES   EXERCISE
                          UNDERLYING      AND      OR BASE
                         OPTIONS/SARS DIRECTORS IN  PRICE   EXPIRATION
          NAME           GRANTED (#)  FISCAL YEAR   ($/SH)     DATE      5%($)     10%($)
          ----           ------------ ------------ -------- ---------- --------- ----------
Philip Rootberg.........    5,000         5.9       $1.50    6/09/07   $4,716.71 $11,953.07
Sheldon Collen..........    5,000         5.9       $1.50    6/09/07   $4,716.71 $11,953.07
Wallace Schroeder.......    5,000         5.9       $1.50    6/09/07   $4,716.71 $11,953.07
Sheldon Harris..........    5,000         5.9       $1.50    6/09/07   $4,716.71 $11,953.07

--------
(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price increases. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

  The following table provides certain information concerning each exercise of stock options under the Company's 1983 and 1988 Stock Option Plans during the fiscal year ended January 31, 1998 by each of the Named Executive Officers and the fiscal year-end value of unexercised options held by such persons under the Company's Stock Option Plans:

                  AGGREGATED OPTION EXERCISES IN FISCAL 1998
                      AND JANUARY 31, 1998 OPTION VALUES

                                                 NUMBER OF UNEXERCISED   VALUE OF UNEXERCISED IN-
                                                   OPTIONS AT FISCAL       THE-MONEY OPTIONS AT
                                                     YEAR-END (#)         FISCAL YEAR-END ($)(1)
                                               ------------------------- -------------------------
                           SHARES
                          ACQUIRED
                             ON       VALUE
NAME                     EXERCISE # REALIZED $ EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ---------- ---------- ----------- ------------- ----------- -------------
William Hellman
  1983 Plan.............      0        --             0           0           --          --
  1988 Plan.............      0        --        66,667           0        $3,125         --
Lionel Goldblatt
  1983 Plan.............      0        --         5,000           0             0         --
  1988 Plan.............      0        --         3,333           0             0         --
Clarence Farrar
  1983 Plan.............      0        --             0           0           --          --
  1983 Plan.............      0        --        10,667           0        $  500         --

--------
(1) Dollar values were calculated by determining the difference between the fair market value of the underlying securities at year-end and the exercise price of the options.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   MESSRS. HARRIS, COLLEN AND ROOTBERG COMPRISE THE COMPENSATION COMMITTEE.

                       REPORT OF COMPENSATION COMMITTEE

  The Compensation Committee is charged by the Board of Directors with determining salary and bonus arrangements for all executive officers of the Company. During fiscal 1998, the Company's Compensation Committee was composed of Mr. Rootberg (Chairman), Mr. Harris and Mr. Collen. The Company's Compensation Committee met once in fiscal year 1998.

  Compensation consists of a base salary and a bonus. The base salary level is established using experience, longevity and degree of responsibility as a guideline. The Compensation Committee has not retained a compensation consultant or commissioned any executive compensation surveys.

  All bonuses are earned based on a pre-determined formula related to the profit performance of the Company or its subsidiaries. The bonus of Mr. Hellman, the Chief Executive Officer of the Company, is equal to 5% of the pre-tax profit of Goldblatt's. The Committee feels that this contractual arrangement fairly provides a productivity clause to the performance of Goldblatt's which is of the utmost importance to the stability of the Company. Mr. Hellman does not and has not drawn a salary or bonus from any other division. Mr. Hellman was the President of Goldblatt's through most of the 1980's, and reassumed that position in 1993. Other than Mr. Hellman, the executive officers participate in a bonus pool which is equal to 5% of the pre-tax profits of the Company. No bonuses were paid for calendar 1997.

  The Committee also reviews and administers policies and programs with respect to employment and other agreements with executives. The Committee believes these arrangements with executives serve the important purpose of assuring continuing loyalty and concentration.

  Overall, the Company has maintained employee compensation programs designed to compensate its officers, managers and other key employees in relationship to the profitability of the Company as well as individual job performance. In addition, stock options for officers, managers and other key employees are awarded at the discretion of this committee after consultation with the CEO and approval by the Board. The stock option program is designed to give additional incentive to key employees, which in turn enhances the value of the Company to all shareholders.

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Compensation Committee on Executive Compensation and the Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

                              SHAREHOLDER RETURN
                               PERFORMANCE GRAPH

                      COMPARISON OF FIVE YEAR CUMULATIVE
                 TOTAL RETURN AMONG THE COMPANY, THE NASDAQ --
                 NATIONAL MARKET SYSTEM-UNITED STATES ISSUERS,
                        AND THE NASDAQ -- RETAIL STOCKS

                                    1993  1994    1995    1996    1997    1998
                                    ---- ------- ------- ------- ------- -------
JG Industries, Inc................. $100 $ 93.75 $125.00 $ 66.67 $ 33.33 $ 31.94
NASDAQ Stock Market................ $100  112.78  109.62  157.84  204.16  244.41
NASDAQ Retail Stocks............... $100  106.06   95.69  107.85  133.73  154.70

  The total return assumes that dividends were re-invested quarterly, and is based on a $100 investment on January 30, 1993. The measurement point for each year beginning 1994 is the end of the Company's fiscal year, which varied from January 25 to January 31.



                                     LOGO

                        INFORMATION CONCERNING NOMINEES
                           FOR ELECTION AS DIRECTORS
                          (ITEM 1 ON THE PROXY CARD)

  The following table sets forth the name and age of each member of the Board of Directors and nominee, the position or positions held with the Company by each director or nominee, each director's or nominee's principal occupation or employment, other directorships held by each director or nominee, the year in which each such person became a director, and the number of shares of Common Stock (on an as-converted basis) beneficially owned, directly or indirectly, by each director or nominee or in which such director or nominee had a beneficial interest as of June 19, 1998. Unless otherwise indicated in the table or a footnote thereto, each director's principal occupation has been held since at least January 1, 1992.

                                                       SHARES OF
                                                      COMMON STOCK APPROXIMATE
                                             DIRECTOR BENEFICIALLY PERCENT OF
                                              OF THE    OWNED ON    CLASS (IF
NAME, PRINCIPAL OCCUPATION AND OTHER         COMPANY    JUNE 19,    MORE THAN
DIRECTORSHIPS(1)                         AGE  SINCE       1998         1%)
------------------------------------     --- -------- ------------ -----------
Clarence Farrar.........................  63   1996      15,575        --
 President and Chief
 Operating Officer of
 the Company; Vice President
 of Goldblatt's
Sheldon Harris(2)(3)....................  74   1996     301,156       15.9
 President of
 Evanston Property
 Management
Sheldon Collen..........................  75   1993       5,333        --
 Consultant and Attorney
 at Law
Lionel Goldblatt........................  69   1959      60,829        3.2
 Vice President of the
 Company; Chairman of
 Goldblatt's since
 February 1986.
William Hellman(3)......................  77   1983     357,920       18.9
 Chairman and Chief
 Executive Officer of
 the Company; President
 of Goldblatt's since May
 1993 and from February
 1986 to October 1990.
Philip Rootberg(2)(3)...................  80   1983     251,461       13.2
 Vice President of the
 Company; Senior Partner
 of Rootberg Business
 Services Inc., a public
 accounting firm.
Wallace W. Schroeder....................  73   1992       5,333        --

--------
(1) Only directorships of issuers with a class of securities registered pursuant to Section 12 of the Securities Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act, or directorships of issuers registered as investment companies under the Investment Company Act of 1940 are listed in the above table.

(2) With respect to Mr. Harris, includes (i) 25,780 shares of Common Stock held by Mr. Harris and (ii) 48,154 shares held in trust for the benefit of members of Mr. Harris' family, for which Mr. Harris disclaims beneficial ownership. With respect to Mr. Rootberg, includes (i) 18,739 shares of Common Stock owned by Mr. Rootberg and (ii) 5,500 shares representing Mr. Rootberg's proportionate holdings from a partnership in which Mr. Rootberg holds a 50% interest.
(3) With respect to each of Mr. Harris, Mr. Hellman and Mr. Rootberg, includes 222,222 of the 666,666 shares of Common Stock into which the 1,500 shares of Series B Preferred Stock owned pursuant to a Shareholders Agreement dated December 13, 1996 (the "Shareholders Agreement"), for which Messrs. Harris, Hellman and Rootberg are trustees are convertible. Each of Messrs. Harris, Hellman and Rootberg disclaims beneficial ownership of 444,444 of the shares of Common Stock into which the shares of Series B Preferred Stock owned pursuant to the Shareholders Agreement are convertible.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                        AND CERTAIN COMMITTEES THEREOF

  The Board of Directors has designated an Audit Committee, an Executive Committee and a Compensation Committee, but not a Nominating Committee. Currently, the members of the Audit Committee are Messrs. Rootberg, Collen and Schroeder; the members of the Executive Committee are Messrs. Hellman (Chairman), Rootberg and Goldblatt; and the members of the Compensation Committee are Messrs. Harris, Rootberg and Collen.

  The functions of the Audit Committee include reviewing the independent auditors, recommending to the Board of Directors the engagement and discharge of independent auditors, reviewing with the independent auditors the plan and results of auditing engagements, approving or ratifying each professional service provided by independent auditors and estimated by management to cost more than 10% of the previous year's audit fee, considering the range of audit and non-audit fees, reviewing the scope and results of the Company's procedures for internal auditing and the adequacy of internal accounting controls and directing and supervising special investigations. The Audit Committee met one time in fiscal 1998.

  The Executive Committee is authorized to exercise the powers of the Board of Directors in certain business transactions and affairs of the Company during the intervals between meetings of the Board.

  The Board of Directors held a total of four meetings in fiscal 1998. All directors attended at least 80% of all Board meetings, and at least 80% of all meetings of any committee of which such director was a member.

  Each director who is not an officer of the Company or its subsidiaries has received an annual fee of $5,000 plus $500 for each Board meeting attended, and is also compensated for all committee meetings at a rate equal to one-half of that set from time to time for Board meetings. Outside directors may also be compensated for attendance at meetings with the executives of the Company and for related services on behalf of the Company, in the discretion of the Executive Committee.

                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                          (ITEM 2 ON THE PROXY CARD)

  Upon the recommendation of the Audit Committee, the Board of Directors has appointed Coopers & Lybrand L.L.P. as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending January 30, 1999 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Coopers & Lybrand L.L.P. also performs certain limited non-audit services for the Company.

  The Board has directed that the appointment of Coopers & Lybrand L.L.P. be submitted to the shareholders for approval. If the shareholders should not approve such appointment, the Audit Committee and the Board would reconsider the appointment.

  The Company has been advised by Coopers & Lybrand L.L.P. that it expects to have a representative present at the Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

  The Board of Directors unanimously recommends a vote FOR the approval of
Item 2 on the Proxy Card.

                             FINANCIAL STATEMENTS

  The Company's Annual Report on Form 10-K for fiscal 1998, including audited financial statements, accompanies this Proxy Statement and shareholders are urged to read such report in its entirety.

                      1999 ANNUAL MEETING OF SHAREHOLDERS

  The 1999 Annual Meeting of Shareholders is presently scheduled to be held on June 8, 1999. Any proposals of shareholders intended to be personally presented at such meeting must be received by the Secretary of the Company no later than January 18, 1999 for inclusion in the Company's Proxy Statement for such meeting.

                           EXPENSES OF SOLICITATION

  The cost of preparing and mailing the notice of meeting, proxy statement and forms of proxy will be paid by the Company. In addition to the cost of mailing copies of this material to shareholders, the Company will request banks and brokers to forward copies of such materials to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses incurred in connection therewith, which expenses are estimated not to exceed $5,000.

                                 OTHER MATTERS

  If any other matters are properly presented at the meeting for action, it is intended that the shares represented by proxies will be voted on such matters in the discretion of the persons named therein.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), directors, officers and beneficial owners of more than 10% of the Company's equity securities must file certain reports, known as Forms 3, 4 and 5, with the SEC upon the occurrence of certain events, primarily the acquisition or disposition of shares of Common Stock (or options to acquire Common Stock) by such persons.

  Based solely on a review of the Forms 3, 4 and 5 filed with the Company and on certain representations made to the Company, the Company does not know of any failures to file a required form or of any late filings under Section 16(a) of the Securities Exchange Act.

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P R O X Y

                              JG INDUSTRIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Evelyn P. Egan and Irwin S. Selin, or either of them, are hereby appointed at-torneys and proxies of the undersigned, with the power of substitution, to at-tend, vote and act for the undersigned at the annual meeting of shareholders of JG Industries, Inc. (the "Company") to be held on July 28, 1998 in Chicago, Il-linois, and at any adjournment thereof, and in connection therewith to vote and present all of the shares of Common Stock of the Company which the undersigned would be entitled to vote as follows:

Election of Directors, Nominees:
Sheldon Collen, Lionel Goldblatt, William Hellman, Philip Rootberg, Sheldon Harris, Clarence Farrar and Wallace Schroeder

                          (change of address/comments)

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(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

                 PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.
                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

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


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     Please mark your   __
[X]  votes as in this   |                                        |   0626
     example.                                                    |____


     IF THIS PROXY IS DULY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED BELOW. IF NO INSTRUCTION IS SPECIFIED THE PROXY WILL BE VOTED FOR ITEMS 1, 2 AND, IN THE DISCRETION OF THE PROXY HOLDERS, MAY BE VOTED CUMULATIVELY FOR THE ELECTION OF DIRECTORS.

1. Election of Directors
       (see reverse)

        FOR    WITHHELD
        [_]      [_]

For, except vote withheld from the following nominee(s):

--------------------------------------------------------------------------------

2. To approve appointment of Coopers & Lybrand L.L.P. as auditors for the Company.

        FOR    AGAINST    ABSTAIN
        [_]      [_]        [_]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



SIGNATURE(S) _________________________________________ DATE ____________________
NOTE: This proxy should be signed exactly as your name appears. Joint owners should both sign. If signed by an attorney, executor, guardian of or in some other capacity or as officer of a corporation, please add title as such.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to such Common Stock, and hereby ratifies and confirms all actions that said attorneys and proxies, their substitutes, or any of them, may lawfully take by virtue hereof.

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